UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2020

TFF PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39102	82-4344737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Via Fortuna, Suite 360 Austin, Texas 78746
(Address of principal executive offices)

(737) 802-1973
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $.001	TFFP	Nasdaq Global Market

Item 8.01	Other Events.

On December 4, 2020, Lung Therapeutics, Inc. (“LTI”) entered into a Common Stock Purchase Agreement with an institutional investor (the “Purchaser”), pursuant to which LTI sold to the Purchaser 500,000 shares (the “Shares”) of TFF Pharmaceuticals, Inc. common stock owned by LTI for a cash purchase price of $13.85 per share.

Roth Capital Partners, LLC acted as placement agent for the sale, and the sale is expected to close on December 8, 2020 subject to customary closing conditions.

TFF Pharmaceuticals, Inc. is not selling any shares of common stock in the transaction and will not receive any proceeds from the sale of the shares by LTI. LTI will pay all expenses incurred in connection with the sale of the offered shares, including the placement agent’s commissions and all legal and accounting expenses.

Prior to the sale, LTI owned 4,000,000 shares, or approximately 17.8% of our outstanding common shares, and upon completion of the sale will own 3,500,000 shares, or approximately 15.7% of our outstanding common shares.

The offering of common stock was made pursuant to TFF Pharmaceuticals’ shelf registration statement filed with the Securities and Exchange Commission (“SEC”) and declared effective. This report does not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.

A prospectus supplement and accompanying base prospectus describing the terms of the proposed offering will be filed with the SEC. Copies of the prospectus supplement and the accompanying base prospectus relating to the securities being offered may be obtained, when available, from Roth Capital Partners, LLC. 888 San Clemente Drive, Newport Beach, CA 92660, Attention: Prospectus Department, by telephone at (800) 678-9147 or by email at rothecm@roth.com. Electronic copies of the prospectus supplement and accompanying base prospectus will also be available on the SEC’s website at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFF PHARMACEUTICALS, INC.

Dated: December 4, 2020	/s/ Kirk Coleman
Kirk Coleman,
Chief Financial Officer

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